Prospectus Supplement

John Hancock Funds II

International Strategic Equity Allocation Fund

U.S. Sector Rotation Fund (the funds)

Supplement dated November 13, 2023 to the current Prospectus, as may be supplemented (the Prospectus)

As of November 13, 2023 (the Effective Date), Matthew Murphy, CFA will no longer serve as a portfolio manager for the funds. Accordingly, as of the Effective Date, all references to Mr. Murphy will be removed from the Prospectus.

As of the Effective Date, Michael J. Comer, CFA, James Robertson, CIM, and David J. Rule, CFA, FRM will be added as portfolio managers of the funds. As of the Effective date, Nathan W. Thooft, CFA will continue to serve as a portfolio manager of the funds and, along with Messrs. Comer, Robinson, and Rule will be jointly and primarily responsible for the day-to-day management of each funds’ portfolio.

As of the Effective Date, the following amends and supplements the funds’ portfolio manager information under the heading “Portfolio management” in the “Fund summary” section of the Prospectus for the funds:

Michael J. Comer, CFA Managing Director and Portfolio Manager Managed fund since 2023	James Robinson, CIM Senior Managing Director and Senior Portfolio Manager Managed fund since 2023	David J. Rule, CFA, FRM Managing Director and Portfolio Manager Managed fund since 2023

As of the Effective Date, the information in the “Subadvisory arrangements and management biographies” section of the Prospectus under the heading “Manulife Investment Management (US) LLC (“Manulife IM (US)”)” will be amended to include Messrs. Comer, Robinson, and Rule as portfolio managers of the funds within the table of portfolio managers specific to the funds, as well as to include the below in the bulleted list of the portfolio managers below the table:

Michael J. Comer, CFA. Managing Director and Portfolio Manager; joined Manulife in 2010.

James Robinson, CIM. Senior Managing Director and Senior Portfolio Manager; joined Manulife in 2016.

David J. Rule, CFA, FRM. Managing Director and Portfolio Manager; joined Manulife in 2017.

You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.

Statement of Additional Information Supplement

John Hancock Funds II

International Strategic Equity Allocation Fund

U.S. Sector Rotation Fund (the funds)

Supplement dated November 13, 2023 to the current Statement of Additional Information, as may be supplemented (the SAI)

As of November 13, 2023 (the Effective Date), Matthew Murphy, CFA will no longer serve as a portfolio manager for the funds. Accordingly, as of the Effective Date, all references to Mr. Murphy will be removed from the SAI.

As of the Effective Date, Michael J. Comer, CFA, James Robertson, CIM, and David J. Rule, CFA, FRM will be added as portfolio managers of the funds. As of the Effective date, Nathan W. Thooft, CFA will continue to serve as a portfolio manager of the funds and, along with Messrs. Comer, Robinson, and Rule will be jointly and primarily responsible for the day-to-day management of each funds’ portfolio.

You should read this supplement in conjunction with the SAI and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.